UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2024

CalAmp Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-12182	95-3647070
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15635 Alton Parkway Suite 250 Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 600-5600

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 per share	CAMP	Nasdaq Global Select Market*

*	On June 3, 2024, The Nasdaq Stock Market LLC determined to delist CalAmp Corp.’s common stock, par value $0.01 per share, and to suspend trading thereof on June 12, 2024.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on May 31, 2024, CalAmp Corp. (“CalAmp”) and its wholly-owned subsidiaries, CalAmp Wireless Networks Corporation, LoJack Global LLC and Synovia Solutions LLC (collectively, the “Debtors” and, together with their non-Debtor affiliates, the “Company”) entered into a Restructuring Support Agreement (the “RSA”) with Lynrock Lake Master Fund LP (together with its direct and indirect affiliates, “Lynrock”), as lender under the Secured Term Loan Facility (as defined in the RSA), and a holder of Secured Notes Claims (as defined in the RSA). Under the terms of the RSA, the Debtors and Lynrock agreed to the terms of a restructuring of the Company (the “Restructuring”) pursuant to the terms set forth in that certain Joint Prepackaged Chapter 11 Plan of Reorganization of CalAmp Corp. and its Debtor Affiliates. In connection therewith, on June 3, 2024, the Debtors filed voluntary petitions under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), thereby commencing chapter 11 cases for the Debtors (the “Chapter 11 Cases”) in order to implement the Restructuring. The Chapter 11 Cases have been jointly administered under the caption In re CalAmp Corp., et al., Case No. 24-11136 (LSS).

On July 11, 2024, the Bankruptcy Court entered an order (the “Confirmation Order”) pursuant to which it confirmed the Amended Joint Prepackaged Chapter 11 Plan of Reorganization of CalAmp Corp. and its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code, as Modified (Docket No. 133) (as amended, the “Plan”).

On July 31, 2024 (the “Effective Date”), each condition precedent to consummation of the Plan was satisfied or waived in accordance with the Plan and the Confirmation Order, and the Reorganized Debtors (as defined in the RSA) emerged from their Chapter 11 Cases. The Plan and the Confirmation Order are attached as Exhibits 2.1 and 99.1 to this Current Report on Form 8-K.

Amended Credit Agreement

As previously disclosed, on December 15, 2023, CalAmp and two of its domestic subsidiaries, CalAmp Wireless Networks Corporation and Synovia Solutions LLC, entered into a Credit Agreement (the “Original Credit Agreement”, and as amended by the Amendment (as defined below), the “Amended Credit Agreement”) with Lynrock under which the Reorganized Debtors borrowed $45,000,000. On the Effective Date, the Reorganized Debtors amended the Original Credit Agreement by entering into the First Amendment to Credit Agreement (the “Amendment”) by and among CalAmp as the borrower, the other parties thereto, and Lynrock as lender. The Amended Credit Agreement has a seven-year maturity, subject to optional and mandatory repayment provisions. Loans under the Amended Credit Agreement bear interest on and after the Effective Date at an annual rate equal to the secured overnight financing rate as defined in the Amended Credit Agreement plus 5.00%. Other material terms of the Amended Credit Agreement are consistent with the terms described under Item 1.01 of the Current Report on Form 8-K filed on December 18, 2023 with respect to the Original Credit Agreement, and such description is incorporated by reference herein.

The foregoing description of the Amended Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 1.02	Termination of a Material Definitive Agreement.

On the Effective Date, as part of the transactions undertaken pursuant to the Plan, the Secured Notes issued under the Secured Notes Indenture (as defined in the RSA) were cancelled, terminated and, consequently, are now of no further force or effect (the “Secured Notes Cancellation”). Except as described in Item 5.01 of this Current Report on Form 8-K with respect to Lynrock, in accordance with the Plan, holders of Secured Notes Claims are receiving payment in full in cash in full and final satisfaction, release, and discharge of, and in exchange for, such Secured Notes Claims. There were no material early termination penalties incurred by CalAmp in connection with the Secured Notes Cancellation.

The information disclosed under Item 1.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02 to the extent so required.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 to the extent so required.

Item 3.02	Unregistered Sales of Equity Securities.

The information disclosed under Item 1.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 to the extent so required.

Item 3.03	Material Modification to Rights of Security Holders.

The information disclosed under Item 1.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03 to the extent so required.

Item 5.01	Changes in Control of Registrant.

On the Effective Date, as part of the transactions undertaken pursuant to the Plan, (i) all of the shares of common stock, par value $0.01 per share, of the Company, together with any shares of restricted stock, restricted stock units, or any other right to receive equity in the Company, in each case, outstanding immediately prior to the Effective Date, were cancelled, discharged and of no further force and effect and (ii) the Company became a privately held company.

On the Effective Date, all $229,139,000 aggregate principal amount of Secured Notes held by Lynrock were cancelled and Lynrock received 100% of the New Equity Interests of CalAmp on account of its Secured Notes Claims. The New Equity Interests issued pursuant to the Plan were issued in reliance upon the exemption provided in section 1145(a) of the Bankruptcy Code, to the extent applicable, and, to the extent such exemption is not available, then upon the exemption from registration under section 5 set forth in section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), Regulation D promulgated thereunder, Regulation S, or another available exemption from registration under the Securities Act. On the Effective Date, all classes of equity securities issued by the Company were cancelled, the Company filed a Form 15 to deregister its common stock that was registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, and the Company ceased to be a publicly traded company.

Under the terms of the Plan, Lynrock appointed, Cynthia Paul, the Chief Executive Officer and Chief Investment Officer of Lynrock Lake LP, as the sole director of the Company, as of the Effective Date.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On the Effective Date, the terms of each of CalAmp’s existing directors ended, and Cynthia Paul was appointed as the sole director of the Company, pursuant to the Plan. Ms. Paul is the Chief Executive Officer and Chief Investment Officer of Lynrock Lake LP. Ms. Paul will not receive any compensation from CalAmp for her service as director. As of the filing of this Current Report on Form 8-K, Ms. Paul is not expected to be appointed to any committees of the board of directors.

There are no family relationships between Ms. Paul and any executive officer of the Company. Since the beginning of CalAmp’s last fiscal year, there have been no transactions, and are currently no proposed transactions, in which CalAmp was or is to be a participant and in which Ms. Paul had or will have a direct or indirect material interest required to be reported by Form 8-K, other than due to Ms. Paul’s positions and relationships with Lynrock with respect to (i) the Original Credit Agreement in the initial principal amount of $45 million, (ii) the RSA and (iii) the Plan.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On the Effective Date, pursuant to the Plan, the CalAmp’s Certificate of Incorporation was amended and restated. Provisions adopted or changed by the Amended and Restated Certificate of Incorporation include the following:

•	The name and street address of CalAmp’s registered agent in the State of Delaware.

•

The total number of shares of capital stock that CalAmp is authorized to issue was reduced to 100,000 shares, divided into two classes consisting of 90,000 shares of common stock, par value $0.001 per share, and 10,000 shares of preferred stock, par value $0.001 per share.

•

In compliance with Section 1123(a)(6) of the Bankruptcy Code, CalAmp shall not issue nonvoting equity securities; provided, however, the foregoing restriction shall (a) have no further force and effect beyond that required under Section 1123(a)(6) of the Bankruptcy Code, (b) only have such force and effect for so long as Section 1123 of the Bankruptcy Code is in effect and applicable to CalAmp, and (c) in all events may be amended or eliminated in accordance with applicable law as from time to time may be in effect.

•

No contract or other transaction of CalAmp with any other person, firm, corporation or other entity in which CalAmp has an interest, shall be affected or invalidated by the fact that any one or more of the directors or officers of CalAmp, individually or jointly with others, may be a party to or may be interested in any contract or transaction so long as the contract or other transaction is approved by the Board in accordance with the Delaware law.

•

None of the stockholders of CalAmp, any of their affiliates, or any members of the Board who are not employees of CalAmp have any duty to refrain from directly or indirectly (x) engaging in a corporate opportunity in the same or similar business activities or lines of business in which CalAmp or any of its affiliates now engages, engages in the future or proposes to engage, (y) making investments in any kind of property in which CalAmp makes or may make investments, or (z) otherwise competing with CalAmp or any of its affiliates.

•

The Board shall initially be comprised of one director. Previously the Board consisted of no fewer than six and no more than ten directors, and the exact number of directors was to be fixed from time to time solely by resolution of the Board.

Also on the Effective Date, pursuant to the Plan, CalAmp’s Amended and Restated Bylaws (the “Original Bylaws”) were amended and restated by CalAmp’s Second Amended and Restated Bylaws. Provisions adopted or changed by the amendment include the following:

•	The registered office of CalAmp.

•

Special meetings of stockholders may be called at any time by (i) the Chairperson of the Board, (ii) the Board pursuant to a resolution adopted by a majority of the Board or (iii) the Secretary upon the written request (which shall be delivered to and received by the Secretary and shall state the purpose or purposes therefor) of the holders of shares representing not less than a majority of the total voting power of all shares entitled to vote on any issue proposed to be considered at the meeting. The Original Bylaws provided that a special meeting of the stockholders could be called at any time by (i) by the Board, the Chairman of the Board, the President or (ii) by the Secretary, following his or her receipt of one or more written demands to call a special meeting of the stockholders from stockholders who hold, in the aggregate, at least 10% percent of the voting power of the outstanding shares of CalAmp.

•

The Board shall at all times consist of no fewer than one director and no more than three directors. The Original Bylaws provided that the Board consist of no fewer than six and no more than ten directors.

•	The initial director shall be appointed in accordance with the Plan.

•

No officer of CalAmp shall be appointed or nominated by the Board to serve as a director unless such officer shall deliver a conditional resignation as director that shall become effective if and when the employment of such officer is terminated, unless the Board otherwise determines.

•	Unless otherwise determined by the Board, no party will have observation rights with respect to the Board.

Also on the Effective Date, CalAmp changed its fiscal year to end on December 31st, beginning with the current year ending December 31, 2024. CalAmp does not expect to file a report covering the transition period.

The foregoing summaries of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws do not purport to be complete and are qualified in their entirety by references to the full text of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, copies of which are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On August 1, 2024, CalAmp issued a press release announcing that each condition precedent to consummation of the Plan was satisfied or waived in accordance with the Plan and the Confirmation Order, and the Reorganized Debtors emerged from their Chapter 11 Cases. A copy of this press release is attached hereto as Exhibit 99.2.

The information contained in this Item 7.01 and the attached Exhibit 99.2 is furnished to and not filed with the Securities and Exchange Commission, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

2.1	Amended Joint Prepackaged Chapter 11 Plan of Reorganization of CalAmp Corp. and its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code

3.1	Amended and Restated Certificate of Incorporation

3.2	Amended and Restated Bylaws

10.1	First Amendment to Credit Agreement

99.1	Findings Of Fact, Conclusions Of Law, And Order (I) Approving The Disclosure Statement For, And Confirming The Joint Prepackaged Chapter 11 Plan Of Reorganization Of CalAmp Corp. And Its Debtor Affiliates Pursuant To Chapter 11 Of The Bankruptcy Code And (II) Granting Related Relief

99.2	Press Release of the Company dated August 1, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALAMP CORP.

Date: August 1, 2024	By:	/s/ Jikun Kim
Jikun Kim
Senior Vice President and CFO (Principal Financial Officer)

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